UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 26, 2011 (March 31, 2011)

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West 45th Street, New York, New York	10036
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐     Written communications pursuant to Rule 425 under the Securities Act.

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION.

On April 26, 2011, Pzena Investment Management, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter of 2011.  Copies of that press release and related attachments are furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press release, dated April 26, 2011, of Pzena Investment Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PZENA INVESTMENT MANAGEMENT, INC.

Dated: April 26, 2011	By:	/s/ Gregory S. Martin
Name: Gregory S. Martin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release, dated April 26, 2011, of Pzena Investment Management, Inc.